Exhibit 10.84

Schedule of Omitted Documents

of CNL Healthcare Properties, Inc.

The following lease agreements were not filed as exhibits to this Post-effective Amendment No. 5 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Primrose Retirement Community of Casper, Casper, Wyoming, Lease Agreement dated as of February 16, 2012, by and between CHT Casper WY Senior Living, LLC and TSMM Management, LLC.

2.	Primrose Retirement Community of Grand Island, Grand Island, NE, Lease Agreement dated as of February 16, 2012, by and between CHT Grand Island NE Senior Living, LLC and TSMM Management, LLC.

3.	Sweetwater Retirement Community, Billings, Montana, Lease Agreement dated as of February 16, 2012, by and between CHT Billings MT Senior Living, LLC and TSMM Management, LLC.

4.	Primrose Retirement Community of Mansfield, Mansfield, OH, Lease Agreement dated as of February 16, 2012, by and between CHT Mansfield OH, LLC and TSMM Management, LLC.

5.	Lease Agreement dated August 31, 2012, by and between Vinton IA Assisted Living Owner, LLC and Vinton IA Assisted Living Tenant, LLC.

6.	Lease Agreement dated August 31, 2012, by and between Nevada IA Assisted Living Owner, LLC and Nevada IA Assisted Living Tenant, LLC.

7.	Lease Agreement dated as of December 19, 2012, by and between CHT Lima OH Senior Living, LLC and TSMM Management, LLC.

8.	Lease Agreement dated as of December 19, 2012, by and between CHT Council Bluffs IA Senior Living, LLC and TSMM Management, LLC.

9.	Lease Agreement dated as of December 19, 2012, by and between CHT Decatur IL Senior Living, LLC and TSMM Management, LLC.

10.	Lease Agreement dated as of December 19, 2012, by and between CHT Aberdeen SD Senior Living, LLC and TSMM Management, LLC.

The following agreements were not filed as exhibits to this Post-effective Amendment No. 5 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Assignment and Assumption of Asset Purchase Agreement dated as of December 19, 2012, by and between CHT Partners, LP and CHT Lima OH Senior Living, LLC.

2.	Assignment and Assumption of Asset Purchase Agreement dated as of December 19, 2012, by and between CHT Partners, LP and CHT Council Bluffs IA Senior Living, LLC.

3.	Assignment and Assumption of Asset Purchase Agreement dated as of December 19, 2012, by and between CHT Partners, LP and CHT Decatur IL Senior Living, LLC.

4.	Assignment and Assumption of Asset Purchase Agreement dated as of December 19, 2012, by and between CHT Partners, LP and CHT Aberdeen SD Senior Living, LLC.

The following management agreements were not filed as exhibits to this Post-effective Amendment No. 5 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Management Agreement (Sunrise at Siegen) dated as of June 29, 2012, by and among Sunrise Senior Living Management, Inc., CHTSun Two Baton Rouge LA Senior Living, LLC and CHTSUN Partners IV, LLC.

2.	Management Agreement (Sunrise of Gilbert) dated as of June 29, 2012, by and among Sunrise Senior Living Management, Inc., CHTSun Two Gilbert AZ Senior Living, LLC and CHTSUN Partners IV, LLC.

3.	Management Agreement (Sunrise of Santa Monica) dated as of June 29, 2012, by and among Sunrise Senior Living Management, Inc., AL Santa Monica Senior Housing, LP and CHTSUN Partners IV, LLC.

4.	Management Agreement ((Sunrise of Metairie) dated as of June 29, 2012, by and among Sunrise Senior Living Management, Inc., CHTSun Two Metairie LA Senior Living, LLC and CHTSUN Partners IV, LLC.

5.	Management Agreement (Sunrise of Louisville) dated as of June 29, 2012, by and among Sunrise Senior Living Management, Inc., Sunrise Louisville KY Senior Living, LLC and CHTSUN Partners IV, LLC.

6.	Management Agreement (Sunrise at Fountain Square) dated as of June 29, 2012, by and among Sunrise Senior Living Management, Inc., CHTSun Three Lombard IL Senior Living, LLC and CHTSUN Partners IV, LLC.

7.	Management Services Agreement dated August 31, 2012, by and between Provision Living, LLC and Vinton IA Assisted Living Tenant, LLC.

8.	Management Services Agreement dated August 31, 2012, by and between Provision Living, LLC and Nevada IA Assisted Living Tenant, LLC.

The following promissory notes were not filed as exhibits to this Post-effective Amendment No. 5 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Promissory Note ($9,769,000) (Sunrise at Siegen) dated June 29, 2012, made by Baton Rouge LA Senior Living Owner, LLC and CHTSUN Two Baton Rouge LA Senior Living, LLC in favor of The Prudential Insurance Company of America.

2.	Promissory Note ($33,932,000) (Sunrise of Connecticut Avenue) dated June 29, 2012, made by Sunrise Connecticut Avenue Assisted Living Owner, L.L.C. (f/k/a Sunrise Connecticut Avenue Assisted Living, L.L.C.) in favor of The Prudential Insurance Company of America.

3.	Promissory Note ($21,068,000) (Sunrise of Santa Monica) dated June 29, 2012, made by Santa Monica Assisted Living Owner, LLC and AL Santa Monica Housing, LP in favor of The Prudential Insurance Company of America.

4.	Promissory Note ($13,839,000) (Sunrise of Metairie) dated June 29, 2012, made by Metairie LA Senior Living Owner, LLC and CHTSun Two Metairie LA Senior Living, LLC in favor of The Prudential Insurance Company of America.

5.	Promissory Note ($11,674,000) (Sunrise of Louisville) dated June 29, 2012, made by Louisville KY Senior Living Owner, LLC and Sunrise Louisville KY Senior Living, LLC in favor of The Prudential Insurance Company of America.

6.	Promissory Note ($17,657,000) (Sunrise at Fountain Square) dated June 29, 2012, made by Lombard IL Senior Living Owner,
LLC and CHTSun Three Lombard IL Senior Living, LLC in favor of The Prudential Insurance Company of America.

7.	Multifamily Note ($11,031,000.00) dated as of August 31, 2012, made by CHT Billings MT Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

8.	Multifamily Note ($12,758,000.00) dated as of August 31, 2012, made by CHT Casper WY Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

9.	Multifamily Note ($12,245,000.00) dated as of August 31, 2012, made by CHT Mansfield OH Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

10.	Multifamily Note ($10,157,000.00) dated as of August 31, 2012, made by CHT Marion OH Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

11.	Promissory Note ($15,052,100.00) (Symphony Manor) dated December 21, 2012, made by CHT Symphony Manor MD Owner, LLC and CHT Symphony Manor MD Tenant Corp. in favor of The Prudential Insurance Company of America.

12.	Promissory Note ($7,782,000.00) (Curry House) dated December 21, 2012, made by CHT Curry House MI Owner, LLC and CHT Curry Hosue MI Tenant Corp. in favor of The Prudential Insurance Company of America.

13.	Promissory Note ($8,127,300.00) (Tranquility at Fredericktowne) dated December 21, 2012, made by CHT Tranquility at Fredericktowne MD Owner, LLC and CHT Tranquility at Fredericktowne MD Tenant Corp. in favor of The Prudential Insurance Company of America.

14.	Promissory Note ($9,357,300.00) (Woodholme Gardens) dated December 21, 2012, made by CHT Woodholme Gardens MD Owner, LLC and CHT Woodholme Gardens MD Tenant Corp. in favor of The Prudential Insurance Company of America.

The following loan agreements/mortgages were not filed as exhibits to this Post-effective Amendment No. 5 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of February 16, 2012, made by CHT Casper WY Senior Living, LLC, in favor of KeyBank National Association.

2.	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of February 16, 2012, made by CHT Grand Island NE Senior Living, LLC, in favor of KeyBank National Association.

3.	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dates as of February 16, 2012, made by CHT Billings MT Senior Living, LLC, LLC, in favor of KeyBank National Association.

4.	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of February 16, 2012, made by CHT Mansfield OH Senior Living, LLC, in favor of KeyBank National Association.

5.	First Multiple Indebtedness Mortgage and Security Agreement (Sunrise at Siegen) dated as of June 29, 2012, made by Baton Rouge LA Senior Living Owner, LLC and CHTSun Two Baton Rouge LA Senior Living, LLC (f/k/a MetSun Two Baton Rouge LA Senior Living, LLC) to The Prudential Insurance Company of America.

6.	First Amended and Restated Deed of Trust and Security Agreement (Sunrise of Connecticut Avenue) dated as of June 29, 2012, made by Sunrise Connecticut Avenue Assisted Living Owner, L.L.C. (f/k/a Sunrise Connecticut Avenue Assisted Living,
L.L.C.) to First American Title Insurance Company (Trustee) f/b/o the Prudential Insurance Company of America.

7.	First Amended and Restated Deed of Trust, Security Agreement and Fixture Filing (Sunrise of Santa Monica) dated as of June 29, 2012, made by Santa Monica Assisted Living Owner, LLC and AL Santa Monica Senior Housing, LP to First American Title Insurance Company (Trustee) f/b/o The Prudential Insurance Company of America.

8.	First Multiple Indebtedness Mortgage and Security Agreement (Sunrise of Metairie) dated as of June 29, 2012, made by Metairie LA Senior Living Owner, LLC and CHTSun Two Metairie LA Senior Living, LLC (f/k/a MetSun Two Metairie LA Senior Living, LLC) to The Prudential Insurance Company of America.

9.	First Mortgage and Security Agreement (Sunrise of Louisville) dated as of June 29, 2012, made by Louisville KY Senior Living Owner, LLC and Sunrise Louisville KY Senior Living, LLC to The Prudential Insurance Company of America.

10.	First Mortgage and Security Agreement (Sunrise at Fountain Square) dated as of June 29, 2012, made by Lombard IL Senior Living Owner, LLC and CHTSun Three Lombard IL Senior Living, LLC (f/k/a MetSun Three Lombard IL Senior Living, LLC) to The Prudential Insurance Company of America.

11.	Second Deed of Trust and Security Agreement (Sunrise of Gilbert) dated as of June 29, 2012 made by Gilbert AZ Senior Living Owner , LLC and CHTSun Two Gilbert AZ Senior Living, LLC to First American Title Insurance Company (Trustee) f/b/o The Prudential Insurance Company of America.

12.	Second Multiple Indebtedness Mortgage and Security Agreement (Sunrise at Siegen) dated as of June 29, 2012, made by Baton Rouge LA Senior Living Owner, LLC and CHTSun Two Baton Rouge LA Senior Living, LLC to The Prudential Insurance Company of America.

13.	Second Amended and Restated Deed of Trust and Security Agreement (Sunrise of Connecticut Avenue) dated as of June 29, 2012, made by Sunrise Connecticut Avenue Assisted Living Owner, L.L.C. (f/k/a Sunrise Connecticut Avenue Assisted Living, L.L.C.) to First American Title Insurance Company (Trustee) f/b/o The Prudential Insurance Company of America.

14.	Second Amended and Restated Deed of Trust, Security Agreement and Fixture Filing (Sunrise of Santa Monica) dated as of June 29, 2012, made by Santa Monica Assisted Living Owner, LLC and AL Santa Monica Senior Housing, LP to First American Title Insurance Company (Trustee) f/b/o The Prudential Insurance Company of America.

15.	Second Multiple Indebtedness Mortgage and Security Agreement (Sunrise at Metairie) dated as of June 29, 2012, made by Metairie LA Senior Living Owner, LLC and CHTSun Two Metairie LA Senior Living, LLC (f/k/a MetSun Two Metairie LA Senior Living, LLC) to The Prudential Insurance Company of America.

16.	Second Mortgage and Security Agreement (Sunrise of Louisville) dated as of June 29, 2012, made by Louisville KY Senior Living Owner, LLC and Sunrise Louisville KY Senior Living, LLC to The Prudential Insurance Company of America.

17.	Second Mortgage and Security Agreement (Sunrise at Fountain Square) dated as of June 29, 2012, made by Lombard IL Senior Living Owner, LLC and CHTSun Three Lombard IL Senior Living, LLC (f/k/a MetSun Three Lombard IL Senior Living, LLC to The Prudential Insurance Company of America.

18.	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Nebraska) dated as of
August 31, 2012, by CHT Grand Island NE Senior Living, LLC to Chicago Title Insurance Company f/b/o Keycorp Real Estate
Capital Markets, Inc.

19.	Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Wyoming) dated as of August 31, 2012, by CHT Casper WY Senior Living, LLC f/b/o Keycorp Real Estate Capital Markets, Inc.

20.	Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Ohio) dated as of August 31, 2012, by CHT Mansfield OH Senior Living, LLC f/b/o Keycorp Real Estate Capital Markets, Inc.

21.	Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Ohio) dated as of August 31, 2012, by CHT Marion OH Senior Living, LLC f/b/o Keycorp Real Estate Capital Markets, Inc.

22.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated August 31, 2012, made by Vinton IA Assisted Living Owner, LLC and Vinton IA Assisted Living Tenant, LLC in favor of KeyBank National Association.

23.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated August 31, 2012, made by Nevada IA Assisted Living Owner, LLC and Nevada IA Assisted Living Tenant, LLC in favor of KeyBank National Association.

24.	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated December 19, 2012, made by CHT Lima OH Senior Living, LLC in favor of KeyBank National Association.

25.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated December 19, 2012, made by CHT Council Bluffs IA Senior Living, LLC in favor of KeyBank National Association.

26.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated December 19, 2012, made by CHT Decatur IL Senior Living, LLC in favor of KeyBank National Association.

27.	Mortgage – One Hundred Eighty Day Redemption Mortgage – Collateral Real Estate Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated December 19, 2012, made by CHT Aberdeen SD Senior Living, LLC in favor of KeyBank National Association.

28.	Mortgage and Security Agreement (First) dated December 21, 2012, made by CHT Curry House MI Owner, LLC and CHT Curry House MI Tenant Corp. to The Prudential Insurance Company of America.

29.	Purchase Money Deed of Trust and Security Agreement (First) dated December 21, 2012, made by CHT Symphony Manor MD Owner, LLC and CHT Symphony Manor MD Tenant Corp. to Kelley H. Butler, Esq., as trustee, for the benefit of The Prudential Insurance Company of America.

30.	Purchase Money Deed of Trust and Security Agreement (First) dated December 21, 2012, made by CHT Woodholme Gardens MD Owner, LLC and CHT Woodholme Gardens MD Tenant Corp. to Kelley H. Butler, Esq., as trustee, for the benefit of The Prudential Insurance Company of America.

31.	Purchase Money Deed of Trust and Security Agreement (First) dated December 21, 2012, made by CHT Tranquility of Fredericktowne MD Owner, LLC and CHT Tranquility of Fredericktowne MD Tenant Corp. to Kelley H. Butler, Esq., as trustee, for the benefit of The Prudential Insurance Company of America.

32.	Mortgage and Security Agreement (Second) dated December 21, 2012, made by CHT Curry House MI Owner, LLC and CHT Curry House MI Tenant Corp. in favor of The Prudential Insurance Company of America.

33.	Purchase Money Deed of Trust and Security Agreement (Second) dated December 21, 2012, made by CHT Symphony Manor
MD Owner, LLC and CHT Symphony Manor MD Tenant Corp. to Kelley H. Butler, Esq., as trustee, for the benefit of The
Prudential Insurance Company of America.

34.	Purchase Money Deed of Trust and Security Agreement (Second) dated December 21, 2012, made by CHT Woodholme Gardens MD Owner, LLC and CHT Woodholme Gardens MD Tenant Corp. to Kelley H. Butler, Esq., as trustee, for the benefit of The Prudential Insurance Company of America.

35.	Purchase Money Deed of Trust and Security Agreement (Second) dated December 21, 2012, made by CHT Tranquility of Fredericktowne MD Owner, LLC and CHT Tranquility of Fredericktowne MD Tenant Corp. to Kelley H. Butler, Esq., as trustee, for the benefit of The Prudential Insurance Company of America.

36.	Multifamily Loan and Security Agreement dated as of August 31, 2012, by and between CHT Billings MT Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

37.	Multifamily Loan and Security Agreement dated as of August 31, 2012, by and between CHT Casper WY Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

38.	Multifamily Loan and Security Agreement dated as of August 31, 2012, by and between CHT Mansfield OH Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

39.	Multifamily Loan and Security Agreement dated as of August 31, 2012, by and between CHT Marion OH Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

The following guaranties of lease agreements were not filed as exhibits to this Post-effective Amendment No. 5 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Guaranty of Lease dated as of December 19, 2012, made by each of James L. Thares, Brian J. Morgan, William J. Schaefbauer II and Mark W. McNeary (Guarantors) and TSMM Management, LLC (Tenant) for the benefit of CHT Lima OH Senior Living, LLC (Landlord)

2.	Guaranty of Lease dated as of December 19, 2012, made by each of James L. Thares, Brian J. Morgan, William J. Schaefbauer II and Mark W. McNeary (Guarantors) and TSMM Management, LLC (Tenant) for the benefit of CHT Council Bluffs IA Senior Living, LLC (Landlord)

3.	Guaranty of Lease dated as of December 19, 2012 made by each of James L. Thares, Brian J. Morgan, William J. Schaefbauer II and Mark W. McNeary (Guarantors) and TSMM Management, LLC (Tenant) for the benefit of CHT Decatur IL Senior Living, LLC (Landlord)

4.	Guaranty of Lease dated as of December 19, 2012, made by each of James L. Thares, Brian J. Morgan, William J. Schaefbauer II and Mark W. McNeary (Guarantors) and TSMM Management, LLC (Tenant) for the benefit of CHT Aberdeen SD Senior Living, LLC (Landlord)

The following recourse liabilities guaranties were not filed as exhibits pursuant to this Post-effective Amendment No. 5 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Recourse Liabilities Guaranty (Sunrise at Siegen) dated June 29, 2012, given by CNL Healthcare Trust, Inc. and Sunrise Senior Living Investments, Inc. f/b/o The Prudential Insurance Company of America.

2.	Amended and Restated Recourse Liabilities Guaranty (Sunrise of Connecticut Avenue) dated June 29, 2012, given by CNL Healthcare Trust, Inc. and Sunrise Senior Living Investments, Inc. f/b/o The Prudential Insurance Company of America.

3.	Amended and Restated Recourse Liabilities Guaranty (Sunrise of Santa Monica) dated June 29, 2012, given by CNL Healthcare Trust, Inc. and Sunrise Senior Living Investments, Inc. f/b/o The Prudential Insurance Company of America.

4.	Recourse Liabilities Guaranty (Sunrise of Metairie) dated June 29, 2012, given by CNL Healthcare Trust, Inc. and Sunrise
Senior Living Investments, Inc. f/b/o The Prudential Insurance Company of America.

5.	Recourse Liabilities Guaranty (Sunrise of Louisville) dated June 29, 2012, given by CNL Healthcare Trust, Inc. and Sunrise Senior Living Investments, Inc. f/b/o The Prudential Insurance Company of America.

6.	Recourse Liabilities Guaranty (Sunrise at Fountain Square) dated June 29, 2012, given by CNL Healthcare Trust, Inc. and Sunrise Senior Living Investments, Inc. f/b/o The Prudential Insurance Company of America.

7.	Recourse Liabilities Guaranty (Curry House) dated December 21, 2012, given by CNL Healthcare Trust, Inc. f/b/o The Prudential Insurance Company of America.

8.	Recourse Liabilities Guaranty (Symphony Manor) dated December 21, 2012, given by CNL Healthcare Trust, Inc. f/b/o The Prudential Insurance Company of America.

9.	Recourse Liabilities Guaranty (Woodholme Gardens) dated December 21, 2012, given by CNL Healthcare Trust, Inc. f/b/o The Prudential Insurance Company of America.

10.	Recourse Liabilities Guaranty (Tranquility at Fredericktowne) dated December 21, 2012, given by CNL Healthcare Trust, Inc. f/b/o The Prudential Insurance Company of America.

The following non-recourse obligations were not filed as exhibits to this Post-effective Amendment No. 5 pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Guaranty of Non-Recourse Obligations dated as of August 31, 2012, given by CNL Healthcare Trust, Inc. f/b/o Keycorp Real Estate Capital Markets, Inc.

2.	Guaranty of Non-Recourse Obligations dated as of August 31, 2012, given by CNL Healthcare Trust, Inc. f/b/o Keycorp Real Estate Capital Markets, Inc.

3.	Guaranty of Non-Recourse Obligations dated as of August 31, 2012, given by CNL Healthcare Trust, Inc. f/b/o Keycorp Real Estate Capital Markets, Inc.

4.	Guaranty of Non-Recourse Obligations dated as of August 31, 2012, given by CNL Healthcare Trust, Inc. f/b/o Keycorp Real Estate Capital Markets, Inc.